Exhibit 10.14.4

THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is entered into and effective as of December 3, 2007 by and among IBR-BYR L.L.C., a Louisiana limited liability company (“IBR BYR”), International BioResources, L.L.C., a Louisiana limited liability company (the “Parent”), IBR Plasma Centers, L.L.C., a Louisiana limited liability company (“IBR PC” and, collectively with IBR BYR and the Parent, the “Acquired Asset Entities”), Talecris Biotherapeutics Holdings Corp., a Delaware corporation (“Holdings”), and Talecris Plasma Resources, Inc., a Delaware corporation (the “Buyer”). The Buyer, Holdings and the Acquired Asset Entities sometimes are referred to collectively herein as the “Parties.”

WHEREAS, the Buyer, Holdings and the Acquired Asset Entities are parties to that certain Asset Purchase Agreement dated October 31, 2006, as amended by the First Amendment to Asset Purchase Agreement dated November 18, 2006 and the Second Amendment to Asset Purchase Agreement dated June 9, 2007 (as so amended, the “Agreement”), pursuant to which, subject to the terms and conditions of the Agreement, the Buyer agreed to purchase the Acquired Assets and assume the Assumed Liabilities from the Acquired Asset Entities and the Acquired Asset Entities agreed to sell the Acquired Assets and transfer the Assumed Liabilities to the Buyer; and

WHEREAS, the Parties wish to amend the Agreement with respect to the matters set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions, premises and the other mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.          Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Agreement.

2.          Amendment to Section 8(f). Section 8(f) of the Agreement is hereby amended by adding the following Section 8(f)(iv) at the end of Section 8(f):

(iv)          Notwithstanding anything in this Section 8 to the contrary, no Party shall be entitled to assert any indemnification claim or recover indemnification with respect to any Adverse Consequences under this Agreement, except with respect to any and all Third Party Claims pursuant to Section 8(d) of this Agreement.

3.          Governing Law. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

4.          Effectiveness; Incorporation. This Amendment shall be effective upon execution by the Parties. This Amendment shall amend, and is incorporated into and made part of, the

Agreement. All references to “this Agreement” contained in the Agreement or otherwise to the Agreement shall be deemed, for all purposes, to mean the Agreement, as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Agreement, the terms and provisions hereof shall control. Except as expressly amended by this Amendment, all of the terms, conditions and provisions of the Agreement are hereby ratified and continue unchanged and remain in full force and effect.

5.          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first above written.

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

By:	/s/ LAWRENCE D. STERN
Name:	Lawrence D. Stern
Title:	Chairman and Chief Executive Officer

TALECRIS PLASMA RESOURCES, INC.

By:	/s/ LAWRENCE D. STERN
Name:	Lawrence D. Stern
Title:	Chairman and Chief Executive Officer

IBR-BYR L.L.C.

By:	/s/ BENJAMIN B. BLANCHET
Name:	Benjamin B. Blanchet
Title:	Chief Executive Officer

IBR PLASMA CENTERS, L.L.C.

By:	/s/ BENJAMIN B. BLANCHET
Name:	Benjamin B. Blanchet
Title:	Chief Executive Officer

INTERNATIONAL BIORESOURCES, L.L.C.

By:	/s/ BENJAMIN B. BLANCHET
Name:	Benjamin B. Blanchet
Title:	Chief Executive Officer